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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): October 23, 2001

                   Reliant Energy Transition Bond Company LLC
             (Exact name of registrant as specified in its charter)

              Delaware                       333-91093           76-0624152
    (State or other jurisdiction of         (Commission      (I.R.S. Employer
            incorporation)                  File Number)    Identification No.)

                                 1111 Louisiana
                        Suite 4667, Houston, Texas 77002
              (Address of principal executive offices and zip code)

        Registrant's telephone number, including area code: 713-207-8272

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Item 5.  Other Events

         On October 17, 2001, Reliant Energy Transition Bond Company LLC (the "Issuer") and Reliant Energy, Incorporated ("Reliant") entered into an Underwriting Agreement covering the issue and sale by the Issuer of $748,897,000 in aggregate principal amount of its Transition Bonds, Series 2001-1 (the "Bonds"). The Bonds were registered under the Securities Act of 1933, as amended, pursuant to the shelf registration statement (Registration Statement No. 333-91093) of the Issuer.

Item 7.  Financial Statements and Exhibits.

         A list of the Exhibits filed herewith is attached hereto.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  Reliant Energy Transition Bond Company LLC



                                  By: /s/ MARC KILBRIDE
                                      ----------------------------------------
                                      Name:  Marc Kilbride
                                      Title: Manager

Date: October 23, 2001

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                                  EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------

1.1            Underwriting Agreement

4.3            Amended and Restated Limited Liability Company Agreement

4.4            Indenture

4.5            First Indenture Supplement

4.6            Transition Bonds (included in Exhibit 4.5)

4.7 Amended and Restated Certificate of Formation of Reliant Energy Transition Bond Company LLC

10.1           Transition Property Sale Agreement

10.2           Transition Property Servicing Agreement

10.3           Administration Agreement

10.4           Intercreditor Agreement

10.5           Public Utility Commission of Texas Order